UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2008

                          PERF-GO GREEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                333-141054                20-3079717
  (State or Other Jurisdiction   (Commission File          (I.R.S. Employer
        of Incorporation)            Number)             Identification Number)

                                645 Fifth Avenue
                            New York, New York 10022
               (Address of principal executive offices) (zip code)

                                 (212) 848-0253
              (Registrant's telephone number, including area code)

                          Perf-Go Green Holdings, Inc.
                           7425 Brighton Village Drive
                        Chapel Hill, North Carolina 27515
          (Former name or former address, if changed since last report)

                                   Copies to:
                              Adam P. Silvers, Esq.
                         Ruskin Moscou Faltischek, P.C.
                               1425 RexCorp Plaza
                            Uniondale, New York 11556
                              Phone: (516) 663-6600
                               Fax: (516) 663-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountant

     Upon consummation of the Share Exchange, we dismissed Webb & Company, P.A. ("Webb") as our principal accountant effective on such date, and we appointed Berman & Company, P.A. ("Berman") as our new principal accountant. Webb's report on our financial statements for fiscal year 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a qualification with respect to uncertainty as to our ability to continue as a going concern. The decision to change accountants was recommended and approved by our Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired. None.

(b)  Pro forma financial information. None.

(c)  Exhibits None







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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Perf-Go Green Holdings, Inc.


May 16, 2008                              By: /s/Tony Tracy
                                              ---------------------------
                                              Tony Tracy
                                              President








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